Noncurrent Other Liabilities (Schedule of Noncurrent Other Liabilities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Other Liabilities, Noncurrent [Abstract]
Environmental (Note 15)	$ 78		$ 71
Insurance	58		64
Deferred revenue	36		40
Deferred proceeds	909	[1]	892	[1]
Asset retirement obligations	26		42
Derivatives (Note 21)	8		13
Income taxes payable	2		2
Other	35		29
Total	$ 1,152		$ 1,153

[1]	Primarily relates to proceeds received from the Frankfurt, Germany Airport as part of a settlement for the Company to cease operations and sell its Kelsterbach, Germany manufacturing site, included in the Advanced Engineered Materials segment (Note 27). Such proceeds will be deferred until the transfer of title to the Frankfurt, Germany Airport.